UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): November 6, 2019

Presidio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38028	47-2398593

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Penn Plaza, Suite 2832, New York, NY 10119

(Address of Principal Executive Offices)

(212) 652-5700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PSDO	NASDAQ Global Select Market

Securities registered pursuant to section 12(g) of the Act: None

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 6, 2019, Presidio, Inc. (the “Company” or “Presidio”) held a special meeting of stockholders (the “Special Meeting”) at its offices in New York, New York. As of the close of business on September 27, 2019, the record date, there were 83,337,147 shares of Presidio common stock, par value $0.01 per share (“Common Stock”) outstanding and entitled to vote at the Special Meeting. Presidio stockholders, who were collectively the holders of 72,212,352 shares of Common Stock or 86.65% of the shares of Common Stock entitled to vote, were present at the meeting in person or by proxy and constituted a quorum.

At the Special Meeting, the following proposals, each of which is described in detail in Presidio’s proxy statement on DEFM14A, filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 7, 2019, were voted upon and approved by the following votes:

Proposal 1: To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of August 14, 2019, as amended on September 25, 2019 (as it may be further amended, modified or supplemented from time to time, the “Merger Agreement”) by and among the Company, BCEC – Port Holdings (Delaware), LP, a Delaware limited partnership (“Parent”) and Port Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity and an indirect, wholly owned subsidiary of Parent (the “Merger”).

Presidio’s stockholders approved Proposal 1 by the following vote:

For	Against	Abstain
70,924,524	1,220,631	67,197

Proposal 2: To consider and vote on a proposal to approve, on an advisory (non-binding) basis, certain compensation that may be paid or become payable to the Company’s named executive officers in connection with the Merger.

Presidio’s stockholders approved Proposal 2 by the following vote:

For	Against	Abstain
57,907,241	13,925,185	379,926

Proposal 3: To consider and vote on a proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, including to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement or in the absence of a quorum.

Presidio’s stockholders approved Proposal 3 by the following vote:

For	Against	Abstain
69,472,311	2,674,814	65,227

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws. Where the Company expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “preliminary,” or “potential.” Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, Presidio’s plans, objectives, expectations, and the anticipated timing of closing the acquisition. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all; risks related to the debt financing arrangements; disruption from the transaction making it more difficult to maintain business and operational relationships; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; competitive developments; and other risks and uncertainties discussed in Presidio’s filings with the SEC, including the “Risk Factors” and “Cautionary Statements Concerning Forward-Looking Statements” sections of Presidio’s most recent annual report on Form 10-K and subsequently filed Form 10-Qs. The Company does not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this presentation, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Presidio, Inc.

Dated: November 6, 2019	By:	/s/ Elliot Brecher
Name: Elliot Brecher
Title: Senior Vice President, General Counsel and Secretary